                                 EXHIBIT 10.5






                         FECHTOR, DETWILER & CO., INC.

                        1999 SPECIAL STOCK OPTION PLAN
                        ------------------------------

                         FECHTOR, DETWILER & CO., INC.
                         -----------------------------
                        1999 SPECIAL STOCK OPTION PLAN
                        ------------------------------

                               TABLE OF CONTENTS
                               -----------------

1.   PURPOSE OF THE PLAN.................................................  -1-
2.   ADMINISTRATION......................................................  -1-
3.   OPTION SHARES.......................................................  -2-
4.   AUTHORITY TO GRANT OPTIONS..........................................  -3-
5.   ELIGIBILITY.........................................................  -3-
6.   OPTION PRICE........................................................  -3-
7.   DURATION OF OPTIONS.................................................  -3-
8.   AMOUNT EXERCISABLE..................................................  -3-
9.   EXERCISE OF OPTIONS.................................................  -3-
          a. Method of Exercise..........................................  -3-
             ------------------
          b. Payment of Purchase Price...................................  -4-
             -------------------------
          c. Fair Market Value...........................................  -5-
             -----------------
10.  TRANSFERABILITY OF OPTIONS..........................................  -5-
11.  TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE......................  -5-
          a. Temporary Leave.............................................  -6-
             ---------------
          b. Death or Disability.........................................  -6-
             -------------------
          c. Retirement..................................................  -7-
             ----------
12.  EMPLOYMENT RELATIONSHIP.............................................  -7-
13.  GENERAL RESTRICTIONS................................................  -7-
          a. Investment Representations..................................  -7-
             --------------------------
          b. Compliance with Securities Laws.............................  -7-
             -------------------------------
14.  NO RIGHTS AS STOCKHOLDER............................................  -8-
15.  EMPLOYMENT OBLIGATION...............................................  -9-
16.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE..........................  -9-
          a. Rights of the Company.......................................  -9-
             ---------------------
          b. Recapitalization, Stock Splits, and Dividends...............  -9-
             ---------------------------------------------
          c. Merger of Company With No Change of Control................. -10-
             -------------------------------------------
          d. Sale or Merger of Company Where Company Does Not Survive.... -11-
             --------------------------------------------------------
          e. Changes to Common Stock Subject to Options.................. -11-
             ------------------------------------------
17.  WITHHOLDING TAXES................................................... -12-
          a. Rights of Company........................................... -12-
             -----------------
          b. Payment in Shares........................................... -12-
             -----------------
18.  AMENDMENT OR TERMINATION OF THE PLAN................................ -13-
19.  WRITTEN AGREEMENT................................................... -13-
20.  EFFECTIVE DATE AND DURATION OF PLAN................................. -13-

                         FECHTOR, DETWILER & CO., INC.

                        1999 SPECIAL STOCK OPTION PLAN


1.   PURPOSE OF THE PLAN.

     This 1999 Special Stock Option Plan (the "Plan") of Fechtor, Detwiler & Co., Inc., a Massachusetts corporation (the "Company"), is designed to provide rewards for past service and additional incentive to certain employees of the Company. The Company intends that this purpose will be effected by the granting of nonqualified stock options (collectively, the "Options", and individually, an "Option") under the Plan which afford such employees an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. By encouraging stock ownership by such employees, the Company wishes to provide rewards for past services, and seeks to retain on a continuing basis the services of persons of exceptional competence and to furnish an added incentive for them to increase their efforts on behalf of the Company.

2.   ADMINISTRATION.

     The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to:

(i) the power to grant Options conditionally or unconditionally; (ii) the power to prescribe the form or forms of the instruments evidencing Options granted under the Plan; (iii) the power to interpret the Plan; (iv) the power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan; (v) the power to delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Board may establish; (vi) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose; and (vii) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants.

     In addition, as to each Option, the Board shall have full and final authority in its discretion to determine: (i) the number of shares subject to each Option; (ii) the time or times at which Options will be granted; (iii) the option price for the shares subject to each Option; and (iv) the time or times when each Option shall become exercisable, the conditions under which exercise may be accelerated and the duration of the exercise period.

     The Board shall not be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

3.   OPTION SHARES.

     The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, no par value (the "Common Stock"). The total amount of the Common Stock with respect to which Options may be granted shall not exceed in the aggregate 81.82 shares; provided, however, that the class and aggregate number of shares which may be subject to Options granted hereunder shall be subject to adjustment in accordance with the provisions of
Paragraph 16 hereof.   Shares subject to Options granted hereunder may be
treasury shares or authorized but unissued shares.

4.   AUTHORITY TO GRANT OPTIONS.

     The Board may grant Options from time to time to such eligible employees of the Company as he shall determine. Subject to any applicable limitations set forth in the Plan or established from time to time by the Board, the number of shares of Common Stock to be covered by any Option shall be as determined by the Board.

5.   ELIGIBILITY.

     Options may be granted to employees of the Company.

6.   OPTION PRICE.

     The price at which shares may be purchased pursuant to Options shall be specified by the Board at the time the Option is granted.

7.   DURATION OF OPTIONS.

     The Board in its discretion may provide that an Option shall be exercisable during any specified period of time from the date such Option is granted.

8.   AMOUNT EXERCISABLE.

     Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Board in its discretion may specify upon granting the Option.

9.   EXERCISE OF OPTIONS.

     Subject to the provisions of Paragraph 13 hereof,

     1. Method of Exercise. Any option granted under the Plan may be exercised
        ------------------
     by the optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

     2. Payment of Purchase Price.  Payment for the shares of Common Stock
        -------------------------
     purchased pursuant to the exercise of an option shall be made by:

        1. cash in an amount, or a check, bank draft or postal or express money order payable in an amount, equal to the aggregate exercise price for the number of shares specified in the Notice;

        2. with the consent of the Board, shares of Common Stock of the Company having a fair market value (as defined below) equal to such aggregate exercise price;

        3. with the consent of the Board, a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Board may determine in its discretion; provided that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code;

        4. with the consent of the Board, such other consideration that is acceptable to the Board and that has a fair market value, as determined by the Board, equal to such aggregate exercise price, including any broker-directed cashless exercise/resale procedure adopted by the Board; or

        5. with the consent of the Board, any combination of the foregoing.As promptly as practicable after receipt of the Notice and accompanying payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

     3. Fair Market Value. For the purpose of the Plan, the fair market value of the Common Stock shall be the closing price per share on the date of exercise of the option as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automated Quotation System, Inc. ("NASDAQ"), or, if the Common Stock is not quoted on NASDAQ, the fair market value as determined by the Board.

10.  TRANSFERABILITY OF OPTIONS.

     Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

11.  TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE.

     Except as may be otherwise expressly provided herein or as may be otherwise expressly provided in the terms and conditions of the

Option granted to an optionee, Options may not be exercised after the earlier of:

         1.  the date of expiration thereof; or

         2. the date of termination of the optionee's employment with the Company if the termination is by the Company for cause (as determined by the Company), or if voluntarily by the optionee; or

         3. thirty (30) days after termination of the optionee's employment with the Company by it without cause.

     2.  Temporary Leave.  Whether an authorized temporary leave of
         ---------------
     absence, or absence on military or government service, shall constitute termination of the employment relationship between the Company and the optionee shall be determined by the Board at the time thereof.

     3.  Death or Disability.  In the event the optionee's employment with the
         -------------------
     Company is terminated while the optionee is an employee in good standing for reasons of permanent disability under the then established rules of the Company or due to the death of the optionee and before the date of expiration of such Option, such Option may be exercised until the earlier of such date of expiration or one (1) year following the date of such termination for reason of permanent disability or death. Should such termination for reason of permanent disability or death occur after the first anniversary of the date on which the optionee was first employed by the Company, the Option may be exercised for up to the greater of (i) 50% of all Option shares (and such shares shall be deemed vested) or (ii) the number of shares that had vested as of the date of such death or termination due to disability. After the death of the optionee, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right to exercise the Option.

     4. Retirement.  If, before the date of expiration of the Option, the
        ----------
     optionee as an employee shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option may be exercised until the earlier of such date of expiration or thirty (30) days after the date of such retirement, to the extent to which the optionee was entitled to exercise such Option immediately prior to such retirement.

12.  EMPLOYMENT RELATIONSHIP.

     An employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company or by the parent of the Company or by another subsidiary of the parent.

13.  GENERAL RESTRICTIONS.

     1. Investment Representations. The Company may require any individual to
        --------------------------
     whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such individual is acquiring the shares subject to the Option for his or her own account for investment and not with a view to the resale or distribution thereof, and to such other effects as the Company deems necessary or advisable in order to comply with the Securities Act of 1933, as now in effect or hereafter amended (the "Act") and applicable state securities laws.

     2. Compliance with Securities Laws. The Company shall not be required to
        -------------------------------
     sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provision of any law, regulation or order of any governmental authority. Without limiting the generality of the foregoing, upon exercise of any Option, the Company shall not be required to issue such shares unless the Company has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Act, and under the applicable securities laws of any State, unless the Company has received an opinion of counsel satisfactory to the Company to the effect that such registration is not required. Any determination in this connection by the Company shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act or other applicable laws:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any other law, regulation or order of any governmental authority.

14.  NO RIGHTS AS STOCKHOLDER.

     No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

15.  EMPLOYMENT OBLIGATION.

     The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any optionee; and the right of the Company to terminate the employment of any employee shall not be diminished or affected by reason of the fact that an Option has been granted to him.

16.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE'.

     1. Rights of the Company. The existence of outstanding Options shall not
        ---------------------
     affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     2. Recapitalization, Stock Splits, and Dividends. If the Company shall
        ---------------------------------------------
     effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment had he exercised his Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

     3. Merger of Company With No Change of Control. After a
        -------------------------------------------
     merger of one or more corporations into the Company, or after a consolidation of the Company with one or more corporations in which (i) the Company shall be the surviving corporation and (ii) the stockholders of the Company prior to such merger of consolidation hold at least fifty percent (50%) of the voting shares of the Company after such merger or consolidation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

     4. Sale or Merger of Company Where Company Does Not Survive. If the Company
        --------------------------------------------------------
     is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation and the stockholders of the Company prior to such merger or consolidation do not hold at least fifty percent (50%) of the voting shares of the Company after such merger or consolidation occurs, including, without limitation, the proposed merger with JMC Group, Inc., or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or (ii) all outstanding Options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation or sale, provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable during the thirty (30) day period preceding the effective date of such merger, consolidation, liquidation, sale or acquisition.

     5. Changes to Common Stock Subject to Options. Except as herein before
        ------------------------------------------
     expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

17.  WITHHOLDING TAXES.

     1. Rights of Company. The Company may require an employee exercising an
        -----------------
     Option to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or disposition of such shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the employee upon such terms and conditions as the Company may prescribe. The Company may, in its discretion, hold the stock certificate to which such employee is otherwise entitled upon the exercise of an Option as security for the payment of any such withholding tax liability, until cash sufficient to pay that liability has been received or accumulated.

     2. Payment in Shares. An employee may elect to have such tax withholding
        -----------------
     obligation satisfied, in whole or in part, by (1) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of an Option a number of shares with an aggregate fair market value (as defined in Section 9(c) hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such exercise, or (2) transferring to the Company shares of Common Stock owned by the employee with an aggregate fair market value (as defined in Section 9(c) hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due.

18.  AMENDMENT OR TERMINATION OF THE PLAN.

     The Board may terminate the Plan at any time, and may amend the Plan at any time and from time to time, subject to the limitation that, except as provided in Paragraph 16 hereof, rights and obligations under any Option granted before termination or amendment of the Plan shall not be altered or impaired by such termination or amendment except with the consent of the optionee.

19.  WRITTEN AGREEMENT.

     Each Option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Board, any Vice Board or the Treasurer of the Company for and in the name and on behalf of the Company. Such option agreement shall contain such other provisions as the Board in its discretion shall deem available.

20.  EFFECTIVE DATE AND DURATION OF PLAN.

     The effective date of the Plan is August 30, 1999, the date of its adoption by the Board of Directors of the Company. Options may not be granted under the Plan more than ten (10) years after said effective date. The Plan shall terminate (i) when the total amount of the Common Stock with respect to which Options may be granted shall have been issued upon the exercise of Options or
(ii) by action of the Board pursuant to Paragraph 18 hereof, whichever shall first occur.***

                           EXHIBIT 1 TO OPTION PLAN



                         SHARE REIMBURSEMENT AGREEMENT


                                         June 10, 1999


JMC Group, Inc.
9710 Scranton Road, Suite 100
San Diego, CA  92121

Dear Sirs:

     Contemporaneously with the delivery of this Agreement (the "Agreement"), Fechtor, Detwiler & Co., Inc. ("FEDE") has entered into an Agreement and Plan of Merger under which FEDE will merge with JMC Merger Inc., a subsidiary of JMC Group, Inc. (the "Merger"). As a consequence of the Merger, JMC Group, Inc., which will change its name to Fechtor, Detwiler, Mitchell & Co. ("FDM"), will, among other matters, assume the obligation to issue shares of FDM Common Stock, par value $.01 per share ("FDM Shares") upon exercise of options to purchase
81.82 shares of FEDE's Common Stock, without par value ("FEDE Shares"), granted to FEDE employees pursuant to FEDE's 1999 Special Stock Option Plan (each, an "Option"). Under the terms of the Merger, FDM will be obligated to issue 600,000 FDM Shares, as constituted on the date of the Merger, if the Options are exercised in full. A list of Optionholders, the number of FEDE Shares each is entitled to purchase upon proper exercise of an Option, and the number of FDM Shares each Optionholder would receive upon exercise of their respective Options following the Merger is attached hereto as Exhibit A.
                                           ---------

     The undersigned, each of whom is a principal stockholder of FEDE (individually, a "Stockholder" and collectively, the "Stockholders"), jointly and severally agree with FDM that in the event any Option is properly exercised by an Optionholder and FDM is required by the terms of the Option to issue FDM Shares to the Optionholder, the Stockholders, collectively, shall promptly transfer and deliver to FDM that number of FDM Shares equal to the number of FDM Shares to be issued to the Optionholder by FDM.

                                      1-1

     To facilitate the delivery of FDM Shares to FDM pursuant to this Agreement, the Stockholders have delivered, or will deliver prior to the Effective Time of the Merger, certificates representing a total of 84 FEDE Shares to a custodian appointed by the Stockholders and satisfactory to JMC Group, Inc. (the "Custodian"), pursuant to a Custody Agreement substantially in the form attached hereto as Exhibit B, with such changes as the Custodian may request or require
          ---------
for its protection. You agree to look solely and exclusively to the shares held by the Custodian to satisfy the obligations of the Stockholders under this Agreement.

     We and you hereby agree that any request to the Custodian for the delivery of FDM Shares shall be made by delivery of a Demand in the form attached hereto as Exhibit C. We also agree that the Stockholders' obligation pursuant to this
   ---------
Agreement shall apply only to Options that are exercised on or prior to the original expiration dates of the respective Options, and shall not be affected by any amendment or modification of the Option that increases the number of shares purchasable upon exercise of the Option or extends the date for exercising the Option. You shall promptly notify the undersigned and the Custodian of the termination or expiration of any Option, and authorize the release by the Custodian of the underlying FDM Shares to us.

     Until the delivery by the Custodian of FDM Shares to FDM pursuant to a valid Demand pursuant to this Agreement, the Stockholders shall have the right to direct the voting of the FDM Shares and all other shares, if any, represented by the certificates deposited with the Custodian and to receive all dividends and distributions thereon, except securities or other property received as a result of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation or like capital adjustment or reorganization, which shall be retained by the Custodian in substitution for and in replacement of or, as the case may be, in addition to the shares originally deposited hereunder.

     Please acknowledge your agreement to the foregoing by signing and returning a copy of this letter to each of us.

                                      1-2

                              Very truly yours,


                              -----------------------------
                              Sheldon Fechtor


                              -----------------------------
                              Richard Fechtor


                              -----------------------------
                              Robert Detwiler

Agreed:

JMC Group, Inc.


by:
   ------------------
   James Mitchell

                                     1-3

                                   EXHIBIT A

                             LIST OF OPTIONHOLDERS


Name of Optionholder        No. of FEDE Shares         No. of FDM Shares
-------------------------------------------------------------------------------

Andrew F. Detwiler                27.27                      200,000
-------------------------------------------------------------------------------

Douglas W. Jones                  20.45                      150,000
-------------------------------------------------------------------------------

Brian Kritzer                     12.27                       90,000
-------------------------------------------------------------------------------

Edward J. Hughes                   6.82                       50,000
-------------------------------------------------------------------------------

Peter Fenton                       5.59                       41,000
-------------------------------------------------------------------------------

Karen Fechtor Kritzer              2.73                       20,000
-------------------------------------------------------------------------------

A. Scott Pringle                   2.05                       15,000
-------------------------------------------------------------------------------

Diane Mickel                       0.68                        5,000
-------------------------------------------------------------------------------

Anne O'Hanlon                      0.68                        5,000
-------------------------------------------------------------------------------

Thomas Generazio                   0.95                        7,000
-------------------------------------------------------------------------------

Gerald Battista                    0.95                        7,000
-------------------------------------------------------------------------------

Joseph Valenzuela                  0.68                        5,000
-------------------------------------------------------------------------------

James Coleman                      0.68                        5,000
-------------------------------------------------------------------------------

 Total                             81.82                     600,000
-------------------------------------------------------------------------------

                                   EXHIBIT B


                               CUSTODY AGREEMENT


                                                   August ., 1999


Custodian
(Address)

Dear Sirs:

     Each of us (individually, a "Stockholder" and collectively, the "Stockholders") is delivering to you as Custodian (the "Custodian") certificates in negotiable form (with signatures guaranteed) representing 28 issued and outstanding shares of Common Stock, without par value ("FEDE Common Stock"), of Fechtor, Detwiler & Co., Inc. ("FEDE"), or a total of 84 shares of FEDE Common Stock (the "FEDE Shares"). The FEDE Shares are to be held by you as Custodian and are to be disposed of by you solely in accordance with this Custody Agreement (the "Custody Agreement").

     FEDE has granted certain of its employees stock options (each, an "Option") to purchase a total of 81.82 shares of FEDE Common Stock pursuant to its 1999 Special Stock Option Plan. FEDE also contemplates completing a merger with JMC Group, Inc., a Delaware Corporation, pursuant to an Agreement and Plan of Merger by and among FEDE, JMC Group, Inc. and JMC Merger Inc. dated as of June ., 1999 (the "Merger Agreement") in which each share of FEDE Common Stock, including the FEDE Shares, will be changed into 7,333.333 shares of Common Stock, par value $.01 per share, of JMC Group, Inc. ("FDM Common Stock"), which will then change its name to Fechtor, Detwiler, Mitchell & Co. ("FDM"). Pursuant to the Merger, the 84 FEDE Shares that have been delivered to you hereunder will be changed into 616,000 shares of FDM Common Stock (the "FDM Shares"). A list of Optionholders, the number of shares of FEDE Common Stock each is entitled to purchase upon proper exercise of the Option and the number of shares of FDM Common Stock each Optionholder would receive upon exercise of the Option following the Merger is attached hereto as Exhibit A.
                                           ---------

     We have agreed that in the event FDM issues any shares of FDM Common Stock to any Optionholder upon proper exercise of an Option, FDM shall be entitled to cause you, as Custodian, to transfer to FDM an equal number of shares of FDM Common Stock from the FDM Shares you are holding under this Custody Agreement.

     In connection with the foregoing, you are authorized and directed (i) to hold the certificates representing the FEDE Shares deposited into your custody until the Effective Time of the Merger; (ii) following the Effective Time of the Merger, to exchange the certificates representing the FEDE Shares for certificates representing FDM Shares as provided in the Merger Agreement; (iii) to cause the certificates representing the FDM Shares to be registered in your name (or the name of your nominee) as Custodian under this Custody Agreement and
(iv) if requested by FDM from time to time by delivery of a Demand (as hereinafter defined) on or before the date set forth in the following paragraph, to deliver certificates representing the FDM Shares to FDM for cancellation pursuant to the terms of a Share Reimbursement Agreement between FDM and the Stockholders, a copy of which is attached hereto as Exhibit B.
                                                    ---------

     Promptly following the exercise or expiration of all of the Options in accordance with their original terms you shall cause the FDM Shares represented by certificates that are then in your custody to be divided equally among us and certificates representing our respective interests in the FDM Shares, registered in our respective names, to be delivered to each of us.

     For purposes of this Agreement, "Demand" shall mean a request from FDM in the form attached hereto as Exhibit C executed for FDM by its principal
                            ---------
executive officer and certified by its chief financial officer.

     Until the delivery by the Custodian of FDM Shares to FDM pursuant to a valid Demand pursuant to this Agreement, the Stockholders shall have the right to direct the voting of the FDM Shares and all other shares, if any, represented by the certificates deposited with the Custodian and to receive all dividends and distributions thereon, except securities or other property received as a result of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation or like capital adjustment or reorganization, which shall be retained by the Custodian in substitution for and in replacement of or, as the case may be, in addition to the shares originally deposited hereunder.

     Each Stockholder, for himself, hereby authorizes the Custodian to deliver all contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings, and in general to do all things and to take all actions which in the Custodian's sole discretion the Custodian may consider necessary or proper in connection with, or to carry out and comply with, all terms and conditions of the Share Reimbursement Agreement and the delivery of the FDM Shares to FDM, but not inconsistent herewith or with the Share Reimbursement Agreement, as fully as could the Stockholder if personally present and acting, including, without limitation, with full power and authority, in the name of and on behalf of the undersigned, as Custodian:

          (a) To endorse, transfer and deliver certificates representing FDM Shares to FDM or its transfer agent and to give such orders and instructions to the transfer agent as you in your sole discretion determine to be necessary or appropriate with respect to the transfer on the books of the Company of the FDM Shares to be delivered by the undersigned to FDM.

          (b) To make, execute, acknowledge and deliver all such other agreements, contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including, without limitation, communications to the Securities and Exchange Commission, the Nasdaq Stock Market, Inc., and the National Association of Securities Dealers, Inc., and in general to do all things and to take all actions which the Custodian in its sole discretion may consider necessary or appropriate in connection with or to carry out the aforesaid delivery of the FDM Shares to FDM, as fully as the undersigned could do if the undersigned were present and acting.

     This Custody Agreement and your authority hereunder are, to the extent legally enforceable, irrevocable and shall not be subject to termination by any Stockholder or by operation of law, whether by the death or incapacity of any Stockholder or by the occurrence of any other event. If any Stockholder should die or become incapacitated, or if any other such event should occur, before the delivery of the FDM Shares to be delivered by the Stockholder in accordance with the Share Reimbursement Agreement, certificates for such shares shall be delivered by or on behalf of such Stockholder in accordance with the terms and conditions of this Custody Agreement, and actions taken by you hereunder shall be valid as if such death or incapacitation or other event had not occurred, regardless of whether or not you shall have received notice of such death or incapacitation or other event.

     The Custodian shall have full power to make and substitute any bank or trust company having capital and surplus in excess of $50,000,000 or any person approved by the Board of Directors of FDM in his or her place and stead, and the undersigned hereby ratifies and confirms all that the Custodian or substitute or substitutes shall do by virtue of these presents. All actions hereunder may be taken by the person named herein as Custodian or his or her substitute. In the event of the death, disability or incapacity of any Custodian, the Board of Directors of FDM shall appoint a substitute therefor. The term "Custodian" as used herein shall include any substitutes.

     If any provision of this Custody Agreement is found to be unenforceable as applied in any particular case or circumstance in any applicable jurisdiction because it conflicts with any constitution, statute or rule of public policy, or for any other reason, such finding shall not render any other provision of this Custody Agreement unenforceable to any extent whatsoever.

     This Custody Agreement is executed under seal and shall be binding upon the undersigned and the legal representatives, successors and assigns of the undersigned. This Custody Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

     The FDM Shares are to be held by you as Custodian for the benefit of FDM and the Stockholders in accordance with their respective interests as provided herein. The FDM Shares are not a part of the estate of any Stockholder and each Stockholder's interest in such FDM Shares shall be only the right to receive any portion thereof, and dividends or distributions with respect thereto, that are not delivered to FDM for cancellation as herein provided.

     It is understood that you assume no responsibility or liability to any person other than to deal with the certificates representing the FEDE Shares and the FDM Shares in accordance with the provisions of this Agreement, and the Stockholders, jointly and severally, agree to indemnify and hold you harmless with respect to anything done by you in good faith and in accordance with the foregoing instructions.

     Each Stockholder, for himself, represents and warrants that he has full right, power and authority to execute and deliver this Agreement and that good and valid title to the FEDE Shares, free and clear of all liens, encumbrances, equities or claims will be transferred to FDM upon delivery of the FDM Shares to FDM pursuant to this Agreement.

     Your fee for services hereunder shall be $       per annum, payable by FDM.
                                               ------
FDM shall promptly reimburse your expenses in connection with your services hereunder.

     Please acknowledge your acceptance hereof as Custodian and receipt of the certificates representing the FEDE Shares as set forth on Exhibit A by executing
                                                          ---------
and returning a copy of this letter to each Stockholder and FDM.

                              Very truly yours,

                              Stockholders:


                              --------------------------------------
                              Richard Fechtor


                              --------------------------------------
                              Robert Detwiler


                              --------------------------------------
                              Sheldon Fechtor


Agreed:

CUSTODIAN


----------------------------

FECHTOR, DETWILER & CO., INC.


-----------------------------


JMC GROUP, INC.


-----------------------------

                          ACKNOWLEDGEMENT AND RECEIPT

          .      , as Custodian, acknowledges acceptance of the duties of
Custodian under the foregoing Custody Agreement and receipt of the certificates described below representing the FEDE Shares.

                      Dated:  August .            , 1999

                                (Name of Company)



                                by:
                                   ---------------------------------------


Stockholder                    Cert. No.                   FEDE Shares
-----------                    ---------                   -----------

Sheldon Fechtor                    .                            28

Richard Fechtor                    .                            28

Robert Detwiler                    .                            28

                                   EXHIBIT C

                      [Fechtor, Detwiler, Mitchell & Co.]


                                    DEMAND

                                                    Date:
[Custodian]
 .
 .

Dear Sirs:

     Pursuant to the Custody Agreement dated August ., 1999 between you as Custodian; Messrs. Sheldon Fechtor, Richard Fechtor and Robert Detwiler; and Fechtor, Detwiler, Mitchell & Co. ("FDM"), FDM hereby:

     (a)  Notifies you that:

          (1) each of the persons identified below has properly exercised rights to purchase shares of FDM Common Stock, par value $.01 per share, as set forth below pursuant to the exercise of a 1999 Special Stock Option originally issued by Fechtor, Detwiler & Co., Inc. pursuant to its 1999 Special Stock Option Plan;

                                             FDM shares to be issued
                                             ------------------------
               Optionholder                     on exercise of Option
               ------------                     ---------------------

          (2) The total number of shares of Common Stock to be issued by FDM in connection with these Option exercises is .; and

     (b) Demands that you promptly deliver certificates representing FDM Shares equal in amount to the FDM Shares that FDM is obligated to issue as set forth in clause (a)(2) above as a result of such exercise of 1999 Special Stock Options.

     FDM will promptly redeliver to you certificates representing the balance of any FDM shares represented by the certificates you deliver to FDM that are not required to satisfy this Demand.

                                Very truly yours,

                                Fechtor, Detwiler, Mitchell & Co.



                                by:
                                   -------------------------------
                                   President

Certification:

     The undersigned represents that he is the duly elected Chief Financial Officer of Fechtor, Detwiler, Mitchell & Co. and that the facts stated above are true and correct.


                                -----------------------------------
                                Chief Financial Officer


                                      C-2